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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: NOVEMBER 4, 2002


                    HERITAGE PROPERTY INVESTMENT TRUST, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                        ______                 04-3474810
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)        (IRS EMPLOYER
      OF INCORPORATION)                  001-31297           IDENTIFICATION NO.)


         535 BOYLSTON STREET                                        02116
        BOSTON, MASSACHUSETTS                                     (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (617) 247-2200
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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Item 5.  OTHER EVENTS

         Following the issuance of a press release on November 4, 2002, announcing the Company's results for the third quarter ended September 30, 2002, the Company intends to make available certain supplemental operating and financial data regarding the Company's operations that is too voluminous for a press release. The Company is attaching this supplemental operating and financial data as Exhibit 99.1 and the press release as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

99.1 Heritage Property Investment Trust, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2002.

99.2 Heritage Property Investment Trust, Inc. press release dated November 4, 2002 for the quarter ended September 30, 2002.

ITEM 9.  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Operating and Financial Data for the quarter ended September 30, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       HERITAGE PROPERTY
                                       INVESTMENT TRUST, INC.


                                       /s/ THOMAS C. PRENDERGAST
                                       ---------------------------------------
                                       Thomas C. Prendergast
                                       Chairman, President and Chief Executive
                                       Officer



                                       /s/ DAVID G. GAW
                                       --------------------------------------
                                       David G. Gaw
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer


Dated:  November 4, 2002